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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each undersigned director and/or officer of CNB Financial Corp., a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Donald L. Brass and Peter J. Corso and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of common stock, $1.25 par value, of the Corporation deliverable pursuant to the Corporation's 401(K) Plan, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

October 23, 2000                              /s/ Donald L. Brass
                                              ----------------------------------
                                              Donald L. Brass
                                              President and Director

October 23, 2000                              /s/ Peter  J. Corso
                                              ----------------------------------
                                              Peter J. Corso, Treasurer

October 23, 2000                              /s/ VanNess D. Robinson
                                              ----------------------------------
                                              VanNess D. Robinson
                                              Director

October 23, 2000                              /s/ J. Carl Barbic
                                              ----------------------------------
                                              J. Carl Barbic
                                              Director

October 23, 2000                              /s/ Joseph A. Santangelo
                                              ----------------------------------
                                              Joseph A. Santangelo
                                              Director

October 23, 2000                              /s/ John P. Woods, Jr.
                                              ----------------------------------
                                              John P. Woods, Jr.
                                              Director



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